UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 12, 2015

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 12, 2015, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains disclosure regarding free cash flow from continuing operations, and adjusted free cash flow from continuing operations.  Free cash flow from continuing operations is defined as net cash from continuing operations less capital expenditures from continuing operations.  Adjusted free cash flow from continuing operations is defined as free cash flow from continuing operations excluding (i) taxes paid on the sale of the Company’s Thermal Products Solutions, SPX Precision Components, and Service Solutions businesses, as well as on the sale of its interest in the EGS Electrical Group, LLC and Subsidiaries (“EGS”) joint venture, (ii) tax and other payments relating to the planned spin-off of the Company’s Flow business, including taxes paid on the repatriation of cash by a foreign subsidiary, and (iii) a voluntary pension contribution, as well as an income tax benefit related to the voluntary pension contribution.  The Company’s management believes that each of free cash flow from continuing operations and adjusted free cash flow from continuing operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since each provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments.  The Company’s management also believes adjusted free cash flow from continuing operations to be a useful financial measure because excluding the one-time tax, planned spin-off and voluntary pension payments makes comparisons to other periods more meaningful, as these items are not indicative of the Company’s ongoing performance.  In addition, although the use of each of free cash flow from continuing operations and adjusted free cash flow from continuing operations is limited by the fact that the measures can exclude certain cash items that are within management’s discretion, free cash flow from continuing operations and adjusted free cash flow from continuing operations are factors used by the Company’s management in internal evaluations of the overall performance of its business.  Free cash flow from continuing operations and adjusted free cash flow from continuing operations are not measures of financial performance under accounting principles generally accepted in the United States (“GAAP”), and should not be considered substitutes for cash flows from operating activities as determined in accordance with GAAP, should be used in combination with cash flows from operating activities as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure regarding organic revenue growth (decline), which is defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions/divestitures.  The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance for the periods presented because excluding the effects of currency fluctuations and acquisitions/divestitures, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the

Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business.  This metric, however, is not a measure of financial performance in accordance with GAAP and should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure of adjusted earnings per share from continuing operations, which is defined as diluted net income (loss) per share from continuing operations excluding: the gain on the sale of the Company’s EGS joint venture interest; charges related to the early extinguishment of the Company’s bonds due December 2014; non-service related items associated with the Company’s defined benefit pension and postretirement plans (i.e., interest cost, returns on plan assets, and actuarial gains/losses); costs related to the planned spin-off of the Company’s Flow business, including taxes related to the repatriation of cash by a foreign subsidiary; impairment charges on intangible and other long-term assets; adjustments relating to our large power projects in South Africa; any income tax effects of the preceding items; and discrete income tax items.  The Company’s management views the impact related to each of these items as not indicative of the Company’s ongoing performance, as all, except for the non-service related pension and postretirement items, generally are considered to be of a non-recurring nature.  The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees.  Other components of GAAP pension and postretirement expense are mainly driven by market performance, and the Company manages these separately from the operational performance of its business.  The Company believes adjusted earnings per share from continuing operations, when read in conjunction with diluted net income (loss) per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, especially when comparing results with previous periods or forecasting performance for future periods, primarily because it excludes items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of core operations and growth of the Company.  Additionally, the Company’s management uses adjusted earnings per share from continuing operations as one measure of the Company’s performance.  The adjusted earnings per share from continuing operations measure does not provide investors with an accurate measure of the actual diluted net income (loss) per share from continuing operations earned by the Company and should not be considered a substitute for diluted net income (loss) per share from continuing operations as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure of consolidated EBITDA, meaning the EBITDA we report to the lenders under our credit facilities, which is defined as net income (loss) excluding:  income tax provision (benefit); net interest expense; depreciation and intangible amortization expense; non-cash compensation expense; non-cash impairments; pension adjustments; extraordinary non-cash charges; extraordinary non-recurring cash charges or gains; joint venture EBITDA adjustments; nets (gains) and losses on disposition of assets outside the ordinary course of business; and the pro forma effect of acquisitions and divestitures.  The Company views consolidated EBITDA, when read in conjunction with net income (loss), as giving investors the same useful tool routinely provided to our credit facility lenders to assess the health and prospects of our company.  Additionally, the Company’s management uses consolidated EBITDA as a measure of the Company’s performance.  Consolidated EBITDA does not provide investors with an accurate measure of, and should not be used as a substitute for, the Company’s net income (loss) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP numbers referred to above, and for the reconciliations of these numbers to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued February 12, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 12, 2015	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and
Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued February 12, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.